SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 13, 2006

SYS
(Exact Name of Registrant as Specified in Charter)

California	000-04169	95-2467354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Registrant’s telephone number, including area code:	(858) 715-5500

(None)
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2006, SYS issued a press release reporting financial results for the quarter ended Septebmer 29, 2006, and discussing certain earnings guidance for fiscal year 2007. A copy of the press release is attached as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated November 13, 2006, of SYS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SYS
(Registrant)

Date: November 13, 2006	By: /s/ Michael W. Fink
Michael W. Fink, Secretary